UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. __)

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BMO FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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BMO FUNDS, INC.

790 North Water Street

Milwaukee, WI 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

August 3, 2020

Dear Shareholder:

Three investment portfolios (each, a “Fund,” and collectively, the “Funds”) of BMO Funds, Inc. (the “Corporation”), will hold a joint special meeting of shareholders at the offices of the Corporation at 790 North Water Street, Milwaukee, Wisconsin 53202, on August 21, 2020 at 9:00 a.m. (Central Time), or any adjournments thereof. If you were a shareholder of record of a Fund as of the close of business on July 9, 2020, you are entitled to vote at this meeting. The shareholders of the Funds are being asked to approve the liquidation and dissolution of the Funds. The Funds are:

BMO Alternative Strategies Fund

BMO High Yield Bond Fund

BMO Small-Cap Core Fund

As discussed in more detail in the enclosed Proxy Statement, BMO Asset Management Corp. (the “Adviser”), the investment adviser to the Funds, recommended the liquidation of the Funds to the Board of Directors of the Corporation (the “Board”). Based on this recommendation, on July 8, 2020, the Board voted to approve an amendment to the Corporation’s Articles of Incorporation, as amended, to liquidate and dissolve the Funds pursuant to a plan of liquidation, subject to shareholder approval. The Board has concluded that the proposal is in the best interests of each Fund and its shareholders and unanimously recommends that you vote in favor of the proposal.

The question and answer section that follows discusses this proposal and the Proxy Statement itself provides greater detail about the proposal. Please review and consider the proposal carefully.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

If we do not hear from you by August 14, 2020, we may contact you. Thank you for investing in the Funds and for your continuing support.

Sincerely,

John M. Blaser,

President

BMO Funds, Inc.

BMO FUNDS, INC.

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Three investment portfolios (each, a “Fund,” and collectively, the “Funds”) of BMO Funds, Inc. (the “Corporation”), will hold a joint special meeting of shareholders at 790 North Water Street, Milwaukee, Wisconsin 53202 on August 21, 2020 at 9:00 a.m. (Central Time), or any adjournments thereof. If you were a shareholder of record of a Fund as of the close of business on July 9, 2020, you are entitled to vote at this meeting. The shareholders of the Funds are being asked to approve the liquidation and dissolution of the Funds. The Funds are:

BMO Alternative Strategies Fund

BMO High Yield Bond Fund

BMO Small-Cap Core Fund

The meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the meeting or any adjournments or postponements thereof. The proposal will be considered by shareholders of each Fund, voting separately.

1.	To approve an amendment to the Articles of Incorporation, as amended, of the Corporation to liquidate and dissolve the Funds pursuant to a plan of liquidation.

The Board of Directors unanimously recommends that shareholders vote FOR the proposal.

Only shareholders of record at the close of business on July 9, 2020, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournments or postponements thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on August 21, 2020:

The Letter to Shareholders, Notice of Joint Special Meeting of Shareholders, and Proxy Statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY

TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE

WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Corporation, you are asked to attend the special meeting either in person or by proxy. If you are unable to attend the special meeting in person, we urge you to vote by proxy prior to the special meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the special meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the special meeting.

By Order of the Board of Directors,

Michael J. Murphy,
Secretary
BMO Funds, Inc.

Milwaukee, Wisconsin

August 3, 2020

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement and, for your convenience, we have provided a brief overview of the proposal.

Q.	Why am I receiving this Proxy Statement?

A.

Upon the recommendation of the Adviser and subject to shareholder approval, the Board has approved an amendment to the Corporation’s Articles of Incorporation, as amended, to liquidate and dissolve the Funds. Accordingly, we are asking shareholders to approve the liquidation and dissolution of the Funds pursuant to a plan of liquidation.

Q.	Why did the Adviser recommend the liquidation and dissolution of the Funds?

A.

The Adviser recommended the liquidation and dissolution of the Funds based on a variety of factors, including, but not limited to, each Fund’s underperformance relative to its benchmark index and peer group, the low level of assets in the Funds, each Fund’s projected rate of asset growth and its impact on the Fund’s ability to achieve economies of scale, the profitability of the Funds to the Adviser, and the willingness of the Adviser to continue to waive or reduce its fees and/or reimburse expenses so as to maintain the Funds’ annual expense ratios at competitive levels following the expiration of the current term of the expense limitation agreement.

Q.	How will the liquidation affect my investment?

A.

Pursuant to the plan of liquidation, any shareholder who has not exchanged or redeemed their shares of the Funds prior to the close of trading on the New York Stock Exchange on August 28, 2020 (the liquidation time) will have their shares redeemed in cash and will receive a check representing the shareholder’s proportional interest in the Funds, subject to any required withholdings.

Q.	Will I have to pay any federal income taxes as a result of the liquidation?

A.

The liquidation of a Fund is a taxable event for federal income tax purposes. A shareholder who receives redemption proceeds will be treated as having received the redemption proceeds in exchange for the shareholder’s shares of a Fund and will recognize gain or loss for federal income tax purposes based on the difference between the amount received and the shareholder’s basis in the shares of such Fund. Any distributions received (including, but not limited to, any capital gain distributions) will be taxable in the normal manner. The federal income tax consequences of the liquidation are described generally in the Proxy Statement. You should consult your tax advisor with respect to your particular circumstances.

Q.	May I redeem or exchange my shares in advance of the special meeting?

A.	Yes. You may redeem your shares at any time prior to the liquidation time. Please see the Funds’ prospectus, which describes how to redeem shares. You also may

iii

generally exchange shares of a Fund for the same class of shares of any of the other BMO Funds free of charge, provided you meet the investment minimum of the new fund and you reside in a jurisdiction where the new fund shares may be lawfully offered for sale. However, the exchange of a Fund’s shares for shares of any of the other BMO Funds is a taxable transaction for federal income tax purposes. Please see the Funds’ prospectus and statement of additional information, which describe exchange privileges and potential federal income tax consequences.

Q.	What will happen if the shareholders of one or more Funds do not approve the liquidation?

A.

If the shareholders of a Fund do not approve its liquidation, then you will remain a shareholder of that Fund and it will not liquidate. The Board would then consider other alternatives for that Fund, which may include asking shareholders to approve another liquidation proposal. The Board, in its discretion, may implement the plan of liquidation with respect to those Funds for which the proposal is approved.

Q.	Will the Funds pay for the proxy solicitation and related expenses of liquidating the Funds?

A.

No. The Adviser or an affiliate has agreed to bear these costs, which the Adviser estimates will be approximately $21,000. Accordingly, shareholders of the Funds will not bear any of the costs associated with the proxy solicitation to approve the amendment to the Corporation’s Articles of Incorporation or the subsequent liquidation of the Funds pursuant to a plan of liquidation.

Q.	How does the Board recommend that I vote?

A.

After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended, unanimously recommends that you vote FOR the proposal.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;

•	By telephone, using the toll-free number on your proxy card;

•	Through the Internet, using the website address on your proxy card; or

•	In person at the special meeting.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call BMO Funds U.S. Services at 1-800-236-FUND for additional information.

iv

BMO FUNDS, INC.

790 North Water Street,

Milwaukee, WI 53202

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

AUGUST 21, 2020

General. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”) with respect to three investment portfolios of the Corporation (each, a “Fund,” and collectively, the “Funds”). The Funds are:

BMO Alternative Strategies Fund

BMO High Yield Bond Fund

BMO Small-Cap Core Fund

Each Fund offers two classes of shares: Institutional Class (Class I) and Advisor Class (Class A).

The joint special meeting of shareholders is being called to vote on an amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to liquidate and dissolve each Fund pursuant to a plan of liquidation (the “Proposal”).

The joint special meeting will be held at the principal offices of the Corporation located at 790 North Water Street, Milwaukee, Wisconsin 53202, on August 21, 2020 at 9:00 a.m. (Central Time) and at any adjourned session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”). It is expected that the Notice, this Proxy Statement, and Proxy Card will be mailed to shareholders on or about August 3, 2020.

Record Date/Shareholders Entitled to Vote. If you owned shares of a Fund as of the close of business on July 9, 2020 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments or postponements thereof). You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date. However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares.

PROPOSAL: APPROVAL OF AN ARTICLES AMENDMENT TO LIQUIDATE AND DISSOLVE THE BMO ALTERNATIVE STRATEGIES FUND, BMO HIGH YIELD BOND FUND, AND BMO SMALL-CAP CORE FUND

Background to Proposal

Shareholders are being asked to approve an amendment to the Articles of Incorporation to terminate the Funds as series of the Corporation under Wisconsin law. If approved, the Funds will be liquidated and dissolved pursuant to the plan of liquidation (the “Plan”) described below and an amendment to the Articles of Incorporation will be filed to terminate the Funds as series of the Corporation. The Board, including a majority of the directors who are not “interested persons” of the corporation (the “Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has approved the liquidation and dissolution of the Funds, including the Plan and amendment to the Articles of Incorporation, and submission of the Proposal to shareholders of the Funds for approval.

BMO Asset Management Corp., the investment adviser to the Funds (the “Adviser”), recommended the liquidation of the Funds to the Board based on a variety of factors, including, but not limited to, each Fund’s underperformance relative to its benchmark index and peer group, the low level of assets in the Funds, each Fund’s projected rate of asset growth and its impact on the Fund’s ability to achieve economies of scale, the profitability of the Funds to the Adviser, and the willingness of the Adviser to continue to waive or reduce its fees and/or reimburse expenses so as to maintain the Funds’ annual expense ratios at competitive levels following the expiration of the current term of the expense limitation agreement. These factors are described further below under “Board Approval and Recommendation.”

At a telephonic meeting of the Board held on July 8, 2020, the Board, including a majority of the Independent Directors, unanimously approved, subject to shareholder approval, an amendment to the Articles of Incorporation to terminate the Funds as series of the Corporation under Wisconsin law and the liquidation and dissolution of the Funds pursuant to the Plan.

If shareholders of the Funds approve the Proposal, the Articles of Incorporation will be amended to terminate the Funds as series of the Corporation. In addition, the Funds will be liquidated and dissolved pursuant to the Plan. The liquidation is expected to occur on or about August 28, 2020.

If shareholders of a Fund do not approve the Proposal, then that Fund will not liquidate. The Board would then consider other alternatives for that Fund, which may include asking shareholders to approve another liquidation proposal. The Board, in its discretion, may implement the Plan with respect to those Funds for which the Proposal is approved.

The remainder of this section provides a summary of the Plan, a discussion of redemptions and exchanges prior to liquidation, an overview of the material federal income tax aspects and other aspects of the liquidation, and information on the Board’s considerations and approval and concludes with the Board’s recommendation.

Summary of the Plan of Liquidation

The Plan is attached hereto as Annex A, and this summary of the Plan is qualified in its entirety by reference to Annex A.

Effective Date of Plan; Liquidation Time. The Plan will become effective upon its approval by the shareholders of a Fund (the “Effective Date”). Assuming the Plan is approved at the special meeting on August 21, 2020, the Adviser anticipates that the Funds will commence making liquidating distributions on or about the close of trading on the New York Stock Exchange on August 28, 2020 (the “Liquidation Time”).

Cessation of Business. The Plan provides that, as of the Liquidation Time, each Fund will cease its business as series funds of an investment company and will not engage in any business activities except for the purpose of winding up their business affairs, selling or disposing of their assets, discharging or making reasonable provision for the payment of all of the Funds’ liabilities, and distributing their assets to shareholders in accordance with the provisions of the Plan.

Fixing of Interests and Closing of Books. The Plan also provides that the proportionate interests of shareholders in the assets of each Fund, and their rights to receive redemption payments and subsequent distributions, will be fixed on the basis of their respective holdings at the Liquidation Time. At the Liquidation Time, the books of each Fund will be closed.

Liquidation of Fund Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date of the Plan, any remaining portfolio securities of each Fund will be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation will pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities of each Fund incurred or expected to be incurred prior to the date of the final liquidating distribution.

Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Time, the Corporation will mail to each shareholder of record at the Liquidation Time of each respective Fund: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the Fund over the liabilities of the Fund as of the Liquidation Time, subject to any required withholdings; and (b) if required for income tax reporting purposes, information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding shares of each Fund will be deemed redeemed and canceled.

In the event that a Fund receives assets following the date of its termination (e.g., through the payment of settlement proceeds), the Adviser will use commercially reasonable efforts to ensure that such assets are distributed to each shareholder of record as of the Liquidation Time in an amount equal to the shareholder’s proportionate interest in the Fund as of the Liquidation Time.

If the Corporation is unable to make liquidating distributions to any of a Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Corporation, an account with a financial institution and, subject to applicable abandoned property laws, deposit the Fund’s remaining assets in the account for the benefit of the shareholders that cannot be located. The expenses of such account will be charged against the assets in the account. The Funds do not anticipate being unable to locate shareholders.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Corporation shall have, by the Liquidation Time, declared and paid a distribution or distributions which, together with all previous such distributions, will have the effect of distributing to each Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. Alternatively, a Fund may, if eligible, treat all or any portion of the amounts to be distributed as having been paid out as part of the liquidating distributions made to Fund shareholders.

Expenses. The Adviser or an affiliate will pay all costs incurred in carrying out the Plan, including legal, recordkeeping, accounting, and administrative expenses, which the Adviser estimates will be approximately $21,000. The Adviser or an affiliate will also be responsible for any contingent or unforeseen liabilities or obligations of the Funds that might remain after the date of the final liquidating distribution. Accordingly, shareholders of the Funds will not bear any of the costs associated with the liquidation.

Articles Amendment. The officers of the Corporation will file an amendment to the Corporation’s Articles of Incorporation to terminate each Fund as series of the Corporation under Wisconsin law to be effective as of the Effective Date. The Form of Articles Amendment is attached hereto as Annex B.

Power of Directors. In addition to the general power of the directors of the Corporation under Wisconsin law, the Board, and subject to the discretion of the Board, the officers of the Corporation, will have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Wisconsin law, the 1940 Act or the Securities Act of 1933, as amended, or the Internal Revenue Code of 1986, as amended (the “Code”). The Board will have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing liquidating distributions) as may be necessary or appropriate to effect the liquidation of the Funds and the distribution of their net assets to shareholders in accordance with the purposes to be accomplished by the Plan.

Redemption and Exchanges Prior to Liquidation

Any time prior to the Liquidation Time, the shareholders of the Funds may redeem their shares of the Funds pursuant to the procedures set forth in the Funds’ prospectus. As disclosed in the Funds’ prospectus, although the Funds intend to pay share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of the Funds’ portfolio securities. Shareholders receiving portfolio securities in redemption of their shares will realize a gain or loss for federal income tax purposes in the same manner as when cash is received. Prior to the Liquidation Time, shareholders also may generally exchange their shares of a Fund for the same class of shares of any of the other BMO Funds free of charge, provided a shareholder meets the investment minimum of the new fund and resides in a jurisdiction where the new fund shares may be lawfully offered for sale. However, an exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Material Federal Income Tax Considerations and Other Aspects of the Liquidation

The following is a general discussion of certain material U.S. federal income tax considerations for U.S. shareholders subject to federal income tax, with respect to the liquidation and dissolution of the Funds. This discussion is based on current U.S. federal income tax laws in effect on the date of this Proxy Statement. Future legislative or administrative changes or court decisions might significantly alter these tax consequences, possibly retroactively. The statements below are not binding upon the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the federal income tax consequences to any shareholder will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans, or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations, nor does this discussion address any tax considerations for foreign shareholders or tax-exempt shareholders. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan. Shareholders are encouraged to consult with their own tax advisors to determine the particular tax consequences to them of a Fund’s liquidation, including the application and effect of any state, local, or foreign tax laws.

As used herein, a “U.S. shareholder” means a beneficial owner (including, in certain circumstances, through a partnership) of a Fund’s common stock that is (1) a U.S. citizen or U.S. resident alien, (2) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized under the laws of the United States, any state or the District of Columbia, (3) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (4) a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

If the shareholders of a Fund approve the amendment to the Articles of Incorporation to liquidate and dissolve such Fund pursuant to the Plan, the Fund will sell its assets and distribute the proceeds to its shareholders as provided under the Plan (a “Liquidating Distribution”).

During the liquidation period, each Fund anticipates that it will retain its qualification for treatment as a regulated investment company under Subchapter M of the Code, and will make all required distributions so that each Fund will not be taxed on its net income or net gain, if any, realized from the liquidating sale of its assets. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, such Fund would be treated as a regular corporation for federal income tax purposes during its last taxable year. In this event, such Fund would be subject to federal income taxes on the full amount of its taxable income and gains, which would reduce such Fund’s distributions (including, but not limited to a Liquidating Distribution).

To the extent necessary, each Fund shall, by the Liquidation Time, have declared a distribution or distributions which, together with all previous such distributions, have the effect of distributing to each Fund’s shareholders all of its investment company taxable income for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of each Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. Each Fund’s shareholders will be taxed on any such distributions in the same manner as any other distribution from a Fund. Alternatively, a Fund may, if eligible, treat all or a portion of such amounts required to be distributed as a distribution of investment company taxable income or net capital gain on account of such Fund’s final taxable year as having been paid out as a part of a Liquidating Distribution made to such Fund’s shareholders in complete liquidation of the Fund. As described in the next paragraph, any such Liquidating Distribution will be treated for federal income tax purposes as having been received by a Fund’s shareholders as consideration for a sale or exchange of their shares of a Fund.

A shareholder who receives a Liquidating Distribution will be treated as having received the Liquidating Distribution in exchange for the shareholder’s shares of a Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s basis in such Fund’s shares. If a shareholder holds shares of a Fund as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than twelve months, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum federal income tax rate of 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for twelve months or less will be treated as short-term capital gain or loss, except that any loss realized with respect to shares of a Fund held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain that were previously received on the shares. Capital losses may be subject to limitations on their use by a shareholder.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% on a Fund’s distributions or upon receipt of a Liquidating Distribution treated as an exchange of a shareholder’s shares of a Fund. The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). Any capital gain realized by a shareholder upon an exchange of a Fund’s shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

If a shareholder redeems or exchanges the shareholder’s shares before the Liquidation Time, then such redemption or exchange (whether for cash or in-kind proceeds) will be taxed as described previously for Liquidating Distributions.

A Liquidating Distribution to a shareholder may be subject to backup withholding, unless the shareholder provides a correct taxpayer identification number and certifies that the shareholder is not subject to backup withholding and is a U.S. person. Certain shareholders specified in the Code may be exempt from backup withholding. The current backup withholding rate is 24%. Backup withholding is not an additional tax and is creditable against a taxpayer’s federal income tax liability, provided that the required information is timely furnished to the Internal Revenue Service.

An Individual Retirement Account (an “IRA”) is generally not taxed on investment income and gain from a Fund (assuming that the IRA did not incur debt to finance its investment in a Fund). Accordingly, the receipt by an IRA of a Liquidating Distribution should not be a taxable event for the IRA. However, if the IRA beneficiary receives a distribution from the IRA as a result of the liquidation (as opposed to the IRA reinvesting the Liquidating Distribution), then such distribution may be taxable to the IRA beneficiary. In this situation, the amount received by the beneficiary will constitute a taxable distribution, and if the beneficiary has not attained 59 1/2 years of age, such distribution will generally constitute an early distribution subject to a 10% federal penalty tax and possibly state and local penalty taxes. This federal penalty tax is in addition to the beneficiary’s regular federal income tax liability on the distribution. In order to avoid having to include such distribution in his or her taxable income for the year, the IRA beneficiary may be able to roll the distribution into another IRA. If the IRA beneficiary is eligible to do so, the rollover must occur within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in the taxable income of the IRA beneficiary. However, an IRA beneficiary may make only one tax-free rollover during a 12-month period regardless of the number of IRAs owned by such beneficiary, provided such limitation with respect to tax-free rollovers does not apply to rollovers from traditional IRAs to Roth IRAS (conversions), trustee-to-trustee transfers to another IRA, and certain other rollover exceptions. IRA owners should promptly provide instructions to their IRA custodian with respect to a rollover of a distribution. For more information, IRA owners should contact BMO Funds U.S. Services at 1-800-236-FUND.

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of receiving a Liquidating Distribution with respect to their particular tax circumstances.

Board Approval and Recommendation

At the Board meeting held on July 8, 2020 and at previous meetings, the Adviser reviewed a number of factors related to the proposed liquidation. The Adviser highlighted each Fund’s underperformance relative to its benchmark index and peer group as well as the declining assets and limited growth rate of the Funds. The Adviser commented that these factors suggest that there are low prospects for future growth and thus limited potential to achieve economies of scale. The Adviser noted that, as of June 30, 2020, the Funds had approximate net assets as follows:

Fund	Net Assets as of June 30, 2020
BMO Alternative Strategies Fund	$19,799,448.63
BMO High Yield Bond Fund	$9,022,724.15
BMO Small-Cap Core Fund	$12,161,969.18

The Adviser commented on the profitability of the Funds and its willingness to continue to waive or reduce its fees and/or reimburse expenses so as to maintain the Funds’ expense ratios at competitive levels following the expiration of the current term of the expense limitation agreement. The Adviser also discussed the tax implications of the liquidation on the Funds and each Fund’s shareholders, as well as alternatives to the liquidation of the Funds. Based on these factors, the Adviser recommended to the Board the liquidation and dissolution of the Funds.

At the Board meeting held on July 8, 2020, the Board, including a majority of the Independent Directors, approved an amendment to the Articles of Incorporation to liquidate and dissolve the Funds pursuant to the Plan. In reaching its decision, the Board considered the Adviser’s recommendation and the information provided supporting the Adviser’s recommendation. The Board also considered that the Adviser or an affiliate had agreed to pay all the costs in carrying out the Plan, as well as the expenses of the proxy solicitation to approve the liquidation and dissolution of the Funds. Based on all of the information considered, the Board determined that the approval of the liquidation and dissolution of the Funds is in the best interests of each Fund and its shareholders.

Based on all of the foregoing, the Board unanimously recommends that shareholders of the Funds vote FOR the approval of an amendment to the Articles of Incorporation to liquidate and dissolve the Funds pursuant to the Plan.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the Proposal as set forth above. If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding. As of the Record Date, the following shares of the Funds were issued and outstanding and entitled to vote at the special meeting:

Number of Shares
BMO Alternative Strategies Fund
Class I	2,358,470.471
Class A	1,459.643

BMO High Yield Bond Fund
Class I	980,985.478
Class A	71,834.141

BMO Small-Cap Core Fund
Class I	1,103,475.366
Class A	48,980.800

Share Ownership Information. As of the Record Date, the officers and directors of the Corporation, as a group, owned less than 1% of each Fund’s outstanding shares. Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of a Fund’s outstanding shares.

Name and Address	Fund	Class of Shares	Number of Shares	Percent of Class of Fund
BMO Funds, Inc. BMO Balanced Allocation Fund 790 N Water St. FL 11 Milwaukee, WI 53202-3509	BMO Alternative Strategies Fund	I	1,118,945.042	47.44%

BMO Funds, Inc. BMO Moderate Allocation Fund 790 N Water St. FL 11 Milwaukee, WI 53202-3509	BMO Alternative Strategies Fund	I	497,078.688	21.08%

BMO Funds, Inc. BMO Conservative Allocation Fund 790 N Water St. FL 11 Milwaukee, WI 53202-3509	BMO Alternative Strategies Fund	I	405,116.956	17.18%

BMO Funds, Inc. BMO Growth Allocation Fund 790 N Water St. FL 11 Milwaukee, WI 53202-3509	BMO Alternative Strategies Fund	I	310,559.428	13.17%

National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310-1995	BMO Alternative Strategies Fund	A	1,023.004	70.09%

NFS LLC FEBO* FMC TTEE Vanderbilt 403B FBO Customer Nashville, TN 37221-4148	BMO Alternative Strategies Fund	A	267.447	18.32%

NFS LLC FEBO* FMTC TTEE Vanderbilt 403B FBO Customer Nashville, TN 37221-2613	BMO Alternative Strategies Fund	A	112.327	7.70%

Name and Address	Fund	Class of Shares	Number of Shares	Percent of Class of Fund

Mitra & Co FBO 98* C/O Reliance Trust Company (WI) 480 Pilgrim Way, STE 1000 Green Bay, WI 54304-5280	BMO High Yield Bond Fund	I	832,010.204	84.81%

Maril & Co FBO 98* C/O Reliance Trust Company (WI) ATTN: MF 4900 W Brown Deer Rd Milwaukee, WI 53223-2422	BMO High Yield Bond Fund	I	68,599.263	6.99%

Brunswick Public Foundation Inc. Mettawa, IL 60045-3422	BMO High Yield Bond Fund	I	67,756.926	6.91%

Pershing LLC* 1 Pershing Plz Jersey City, NJ 07399-0002	BMO High Yield Bond Fund	A	43,375.631	60.38%

TD Ameritrade Inc. For the Exclusive Benefit of our Clients* PO Box 2226 Omaha, NE 68103-2226	BMO High Yield Bond Fund	A	5,660.780	7.88%

Mitra & Co FBO 98* C/O Reliance Trust Company (WI) 480 Pilgrim Way STE 1000 Green Bay, WI 54304-5280	BMO Small-Cap Core Fund	I	824,906.066	74.76%

Vallee & Co FBO 98* C/O Reliance Trust Company (WI) ATTN: MF 4900 W Brown Deer Rd Milwaukee, WI 53223-2422	BMO Small-Cap Core Fund	I	143,289.127	12.99%

Mitra & Co FBO* BMO Harris-OneAmerica C/O Reliance Trust Company (WI) 480 Pilgrim Way STE 1000 Green Bay, WI 54304-5280	BMO Small-Cap Core Fund	I	55,311.085	5.01%

Name and Address	Fund	Class of Shares	Number of Shares	Percent of Class of Fund

Maril & Co FBO 98* C/O Reliance Trust Company (WI) ATTN: MF 4900 W Brown Deer Rd Milwaukee, WI 53223-2422	BMO Small-Cap Core Fund	A	10,495.965	21.43%

Pershing LLC* 1 Pershing Plz Jersey City, NJ 07399-0002	BMO Small-Cap Core Fund	A	4,744.058	9.69%

UMB Bank NA* CUST IRA Wausau, WI 54403-5802	BMO Small-Cap Core Fund	A	2,716.404	5.55%

* The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class of the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Proxies. Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy prior to the special meeting. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If you simply date, sign, and return the proxy card but no choice is indicated, your shares will be voted FOR the Proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments or postponements thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy. Proxy cards and written notices of revocation must be received by the Funds prior to the special meeting.

Quorum. In order to transact business at the special meeting, a quorum must be present. Under the Articles of Incorporation, a quorum is constituted by the presence in person or by proxy of one-third of each Fund’s shares outstanding and entitled to vote at the meeting. Accordingly, for purposes of the special meeting, a quorum will be constituted for each Fund by the presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote as of the Record Date. In the event that a quorum is not present at the special meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the special meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the special meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment.

Required Vote. In order for the Proposal to be approved with respect to each Fund, the votes cast in favor of the Proposal must exceed the votes cast against the Proposal, with each Fund voting separately. Shares of all classes of a Fund will vote together as a single class with respect to that Fund. A vote in favor of the Proposal with respect to a Fund is a vote in favor of an amendment to the Articles of Incorporation to terminate the Fund as a series of the Corporation pursuant to the Plan.

Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum, abstentions will be treated as shares that are present and entitled to vote and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Proposal.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because the only proposal for consideration at the special meeting is a “non-routine” matter, it is unlikely that there will be any broker non-votes at the special meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as if they were votes against the Proposal).

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Corporation primarily by mail. The solicitation may also include telephone, facsimile, Internet, or oral communication by certain officers or employees of the Corporation, the Adviser, or SS&C Technologies, Inc. (the Funds’ transfer agent), who will not be paid for these services. Broadridge Financial Solutions, Inc., 1155 Long Island Avenue, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Adviser or its affiliates will bear the costs of the special meeting, including legal costs, printing and mailing costs, and the costs of the solicitation of proxies, which the Adviser estimates will be approximately $21,000. The Adviser or its affiliates will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Funds.

Householding. The Securities and Exchange Commission has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. If you participate in householding and unless your Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-236-FUND or write to us at 790 North Water Street, Milwaukee, Wisconsin 53202. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Funds’ most recent semi-annual report dated February 29, 2020 and annual report dated August 31, 2019 are available without charge upon request to the Funds at 790 North Water Street, Milwaukee, Wisconsin 53202, on the Funds’ website at www.bmofunds.com or by calling BMO Funds U.S. Services, toll-free, at 1-800-236-FUND.

SERVICE PROVIDERS

BMO Asset Management Corp., 115 South LaSalle Street, Chicago, Illinois 60603, serves as investment adviser, administrator, and shareholder servicing agent to the Funds. State Street Bank and Trust Company, 1 Iron Street, Boston, Massachusetts 02116, serves as fund accounting services agent, sub-administrator and custodian for the Funds. Foreside Financial Services, LLC, Three Canal Plaza, Portland, Maine 04101, serves as the distributor to the Funds. The Funds’ transfer agent and dividend disbursing agent is SS&C Technologies, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02171. Legal counsel to the Funds is Stradley, Ronon, Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103. The independent registered public accounting firm to the Funds is KPMG LLP, 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Corporation generally is not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Articles of Incorporation or the Corporation’s By-Laws. A special meeting of shareholders shall be called whenever ordered by the Chairperson of the Board or any director and as requested in writing by shareholders entitled to cast at least 10% of the voting shares entitled to be cast on any issue to be considered at the proposed shareholder meeting. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting (i.e., before the Corporation begins to print and send its proxy materials). Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

By Order of the Board of Directors,

Michael J. Murphy, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

August 3, 2020

Annex A

FORM OF PLAN OF LIQUIDATION

BMO FUNDS, INC.

PLAN OF LIQUIDATION OF BMO ALTERNATIVE STRATEGIES FUND, BMO HIGH YIELD BOND FUND, AND BMO SMALL-CAP CORE FUND

This Plan of Liquidation (the “Plan”) of the BMO Small-Cap Core Fund, BMO Alternative Strategies Fund, and BMO High Yield Bond Fund (each, a “Fund” and collectively, the “Funds”), each a series of BMO Funds, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Wisconsin and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation of the Funds in conformity with the laws of the State of Wisconsin.

WHEREAS, on July 8, 2020, upon the recommendation of BMO Asset Management Corp. (the “Adviser”), the Corporation’s Board of Directors (the “Board”) determined that it is in the best interest of each Fund and each Fund’s shareholders that each Fund be liquidated and terminated as a series of the Corporation, subject to approval by the shareholders of each Fund in accordance with the Wisconsin Business Corporation Law (“WBCL”);

WHEREAS, the adoption of this Plan is intended to constitute the adoption of a plan of liquidation within the meaning of Section 331 or Section 332, as applicable, of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating the Funds.

NOW, THEREFORE, the liquidation of the Funds shall be carried out in the manner hereinafter set forth:

1.

Effective Date of Plan. The Plan shall become effective with respect to each Fund upon shareholder approval of the proposal to amend the Corporation’s Articles of Incorporation, as amended, to liquidate and dissolve the Fund pursuant to the Plan at a meeting of shareholders called for the purpose of voting upon the proposal. In accordance with Sections 180.1003(3)(b) and 180.0725(3) of the WBCL, with respect to each Fund, the proposal shall be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. If the shareholders of a Fund do not approve the proposal, this will have no effect on whether the Plan is carried out with respect to any other Fund. The day of such approval is hereinafter called the “Effective Date.”

2.

Cessation of Business. As of the close of trading on the New York Stock Exchange on August 28, 2020 or such other date as determined by the Adviser (the “Liquidation Time”), each Fund shall cease its business as a series fund of a registered investment company and shall not engage in any business activities except for the purposes of winding up its business affairs, selling or disposing of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities as provided for in Section 4 below, and distributing its remaining assets of each class ratably among the shareholders of the outstanding shares of that class, in accordance with this Plan.

3.

Fixing of Interests and Closing of Books. The proportionate interests of the shareholders in the assets of each Fund shall be fixed on the basis of their respective holdings at the Liquidation Time. At the Liquidation Time, the books of each Fund shall be closed.

4.

Liquidation of Fund Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, any remaining portfolio securities of each Fund shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation shall pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities of each Fund incurred or expected to be incurred prior to the date of the final liquidating distribution provided for in Section 5 below.

5.

Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Time, the Corporation shall mail to each shareholder of record at the Liquidation Time of each respective Fund: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the Fund over the liabilities of the Fund as of the Liquidation Time, subject to any required withholdings; and (b) if required for income tax reporting purposes, information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding shares of each Fund will be deemed redeemed and canceled. In the event that a Fund receives assets following the date of its termination (e.g., through the payment of settlement proceeds), the Adviser agrees to use commercially reasonable efforts to ensure that such assets are distributed to each shareholder of record as of the Liquidation Time in an amount equal to the shareholder’s proportionate interest in the Fund as of the Liquidation Time. If the Corporation is unable to make distributions to any of a Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Corporation, an account with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in the account for the benefit of the shareholders that cannot be located. The expenses of the account, if any, shall be charged against the assets therein.

6.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Corporation shall have, by the Liquidation Time, declared and paid a distribution or distributions which, together with all previous such distributions, shall have the effect of distributing to each Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the

Liquidation Time (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. Alternatively, a Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 6 as having been paid out as part of the liquidating distributions made to Fund shareholders pursuant to Section 5.

7.

Expenses of the Liquidation of the Fund. The Adviser or an affiliate shall bear all of the costs incurred in carrying out this Plan. In addition, no reserve shall be established by the Funds to discharge any contingent or unforeseen liabilities or obligations of the Funds that might remain after the date of the final liquidating distribution, it being understood that any such liabilities or obligations shall be the responsibility of the Adviser.

8.

Articles of Amendment. The officers of the Corporation shall file an amendment to the Corporation’s Articles of Incorporation to terminate each Fund as a series of the Corporation under Wisconsin law to be effective as of the Effective Date.

9.

Power of Directors. In addition to the general power of the directors of the Corporation under Wisconsin law, the Board, and subject to the discretion of the Board, the officers of the Corporation, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Wisconsin law, the 1940 Act, the Securities Act of 1933, as amended, or the Code. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing liquidating distributions) as may be necessary or appropriate to effect the liquidation of the Funds and the distribution of their net assets to shareholders in accordance with the purposes to be accomplished by the Plan.

Accepted and agreed as to Sections 5 and 7:

BMO Asset Management Corp.

By:
Name: Steve Ilott
Title: Chief Investment Officer

BMO Asset Management Corp.

By:
Name: Steve Arquilla
Title: Head, U.S. Global Asset Management Governance and BMO Institutional Trust Services

Annex B

FORM OF ARTICLES AMENDMENT

TO BE EFFECTIVE AT 3:00 P.M. CENTRAL TIME, ON AUGUST 28, 2020

BMO FUNDS, INC.

AMENDMENT NO. 60

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1003 of the Wisconsin Statutes, the following Amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), was duly adopted to remove each of BMO Alternative Strategies Fund, BMO High Yield Bond Fund, and BMO Small-Cap Core Fund as a class of the Corporation.

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a) The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Investor Class
BMO Strategic Income Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO Core Plus Bond Fund	Series Y	Indefinite
BMO Corporate Income Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite
BMO Institutional Prime Money Market Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Institutional Class
BMO Strategic Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO LGM Emerging Markets Equity Fund	Series I	Indefinite
BMO Core Plus Bond Fund	Series I	Indefinite
BMO Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite
BMO Disciplined International Equity Fund	Series I	Indefinite

Class A
BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Growth Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO LGM Emerging Markets Equity Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite
BMO Intermediate Tax-Free Fund	Series A	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Strategic Income Fund	Series A	Indefinite
BMO Corporate Income Fund	Series A	Indefinite
BMO Core Plus Bond Fund	Series A	Indefinite
BMO Disciplined International Equity Fund	Series A	Indefinite

Class R3
BMO Growth Allocation Fund	Series R3	Indefinite
BMO Aggressive Allocation Fund	Series R3	Indefinite
BMO Conservative Allocation Fund	Series R3	Indefinite
BMO Balanced Allocation Fund	Series R3	Indefinite
BMO Moderate Allocation Fund	Series R3	Indefinite

Class R6
BMO Growth Allocation Fund	Series R6	Indefinite
BMO Aggressive Allocation Fund	Series R6	Indefinite
BMO Conservative Allocation Fund	Series R6	Indefinite
BMO Balanced Allocation Fund	Series R6	Indefinite
BMO Moderate Allocation Fund	Series R6	Indefinite
BMO Mid-Cap Value Fund	Series R6	Indefinite
BMO Mid-Cap Growth Fund	Series R6	Indefinite
BMO Small-Cap Value Fund	Series R6	Indefinite
BMO Pyrford International Stock Fund	Series R6	Indefinite
BMO Disciplined International Equity Fund	Series R6	Indefinite
BMO Large-Cap Value Fund	Series R6	Indefinite
BMO Large-Cap Growth Fund	Series R6	Indefinite

Premier Class
BMO Prime Money Market Fund	Premier Class	Indefinite
BMO Government Money Market Fund	Premier Class	Indefinite
BMO Tax-Free Money Market Fund	Premier Class	Indefinite
BMO Institutional Prime Money Market Fund	Premier Class	Indefinite’”

This Amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors on July 8, 2020 and by shareholders of each of BMO Alternative Strategies Fund, BMO High Yield Bond Fund and BMO Small-Cap Core Fund on                     , 2020 in accordance with Section 180.1003 of the Wisconsin Statutes.

Executed this      day of                     , 2020.

BMO FUNDS, INC.

By:
John M. Blaser
President

This instrument was drafted by:

Michael J. Murphy

BMO Financial Corp.

790 North Water Street

Milwaukee, Wisconsin 53202

PROXY TABULATO                 P.O. BOX 9112 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card                below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.                TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [GRAPHIC APPEARS HERE]     [_____________] KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY    [BMO Alternative Strategies Fund] [BMO High Yield Bond Fund] [BMO Small-Cap Core Fund]    This proxy is solicited by the Board of Directors of BMO Funds, Inc. (the “Corporation”), who unanimously recommend you vote FOR the Proposal:    1. To approve an amendment to the Articles of Incorporation, as amended, of the Corporation to FORAGAINST                ABSTAIN liquidate and dissolve the Fund pursuant to a plan of liquidation.    ☐                ☐                 ☐    2. To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.                Note: All shareholders should sign exactly as their names appear on this card, when signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate or partnership accounts should be authorized persons and indicate their title.                Signature [PLEASE SIGN WITHIN BOX]DateSignature [Joint Owners]Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Shareholders and the Proxy Statement are available at www.proxyvote.com.                [_____________] BMO FUNDS, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS    The undersigned shareholder of the fund(s) referenced on the reverse of this card (the “Fund”), a series of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 790 North Water Street, Milwaukee, Wisconsin 53202 on August 21, 2020 at 9:00 a.m. Central Time, and at any adjournment or postponement thereof and otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. This proxy shall be voted on the proposal described in the Notice of Joint Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement.    The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any postponements or adjournments thereof.    YOUR VOTE IS IMPORTANT. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.